UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2006

MAN SANG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-20877	87-0539570
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

21st Floor, Railway Plaza, 39 Chatham Road South,

Tsimshatsui, Kowloon,

Hong Kong SAR

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (852) 2317 5300

SECTION 3 – OTHER EVENTS

Item 8.01 Other Events.

On February 10, 2006, Man Sang Enterprise Limited (“Purchaser”), a wholly-owned subsidiary of Man Sang International Limited (“MSIL”), which is an indirect subsidiary of Man Sang Holdings, Inc. (the “Company”), entered into an Agreement for the Sale and Purchase of Shares (the “Agreement”) with Mr. Cheung Yip Shun (the “Vendor”), under which, among other matters, the Purchaser shall acquire and the Vendor shall sell one (1) share of US$1.00 each (the “Sale Share”), representing the entire issued share capital of Smartest Man Holdings Limited (“Smartest Man”) of which the Vendor is the sole registered holder and beneficial owner.

The consideration to be paid by the Purchaser for the acquisition of the Sale Share is expected to be HK$57.00 (equivalent to approximately US$7.31*). The sole asset of Smartest Man is its 49% legal and beneficial interest in the issued share capital of China Pearls and Jewellery City Holdings Limited (the “HK Company”). The HK Company entered into an Establishment Contract with Zhuji City Shanxiahu Town Government and Zhuji Municipal Government acting as supervising party on January 24, 2006, to establish a wholly foreign-owned enterprise (the “WFOE”) with a registered capital of not less than US$30,000,000 (equivalent to approximately HK$234,000,000*) for the development and management of Zhuji International Jewellery City and other related matters.

Upon establishment of the WFOE and to fulfill the terms of the Establishment Contract, MSIL and/or Man Sang Enterprise Limited (the “Group”) intends to contribute up to US$14,700,000 (equivalent to approximately HK$114,660,000*) into the HK Company, and the HK Company will contribute such amount as registered capital into the WFOE by November 30, 2006.

* The translations of Hong Kong dollar amounts into United States dollars are for convenience only and have been made at the rate of HK$7.8 to US$1, the approximate free rate of exchange as of January 31, 2006.

Cautionary Statement Regarding Forward-Looking Information

This report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Statements contained in this report, as well as oral statements made by the Company that are prefaced with the words “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” “designed” and similar expressions, are intended to identify forward-looking statements regarding events, conditions and financial trends that may affect the Company’s future plans of operations, business strategy, results of operations and financial position. These statements are based on the Company’s current expectations and estimates as to prospective events and circumstances about which the Company can give no firm assurance. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. As it is not possible to predict every new factor that may emerge, forward-looking statements should not be relied upon as a prediction of the Company’s actual future financial condition or results.

These forward-looking statements like any forward-looking statements, involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated, particularly those mentioned in the Company’s Form 10-K for the fiscal year ended March 31, 2005, and in periodic reports on Form 10-Q, including but not limited to those described in the Company’s Form 10-Q for the quarterly period ended September 30, 2005.

Date: February 16, 2006	MAN SANG HOLDINGS, INC.

By:       /s/ CHENG Chung Hing, Ricky

CHENG Chung Hing, Ricky
Chairman of the Board, President and
Chief Executive Officer